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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2003

                         UNIVERSAL HEALTH SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-10765                 23-2077891
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
Incorporation or Organization)        File Number)          Identification No.)

                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
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               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (610) 768-3300


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

(c) Exhibits. 99.1 Universal Health Services, Inc. Press Release dated April 16, 2003

Item 9. Regulation FD Disclosure

On April 16, 2003, Universal Health Services, Inc. made its first quarter earnings release. A copy of the company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to
Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583

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   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Universal Health Services, Inc.


                                        By: /s/ Alan B. Miller
                                        ----------------------
                                        Name: Alan B. Miller
                                        Title: President and Chief Executive
                                                Officer


                                        By: /s/ Steve Filton
                                        --------------------
                                        Name: Steve Filton
                                        Title: Vice President, Controller
                                                and Chief Financial Officer


Date: April 17, 2003


                                  Exhibit Index
                                  -------------

Exhibit No.             Exhibit

99.1                   Press release, dated April 16, 2003